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Exhibit 99.2

Supplemental Financial Information
For the three months ended March 31, 2009

 The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

Page No.

Corporate Overview	1-3
Overview	1
Capital information and market capitalization	2
Changes in total common and equivalent shares/units	3
Financial Data	4-5
Supplemental FFO information	4
Capital expenditures	5
Operational Data	6-9
Sales per square foot	6
Occupancy	7
Rent	8
Cost of occupancy	9
Balance Sheet Information	10-13
Summarized balance sheet information	10
Debt summary	11
Outstanding debt by maturity date	12-13
Financing Activity	14-15
2009 Summary of financing activity	14
2010 Summary of financing activity	15
Development Pipeline Forecast	16

        This supplemental financial information should be read in connection with the Company's first quarter 2009 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date May 5, 2009) as certain disclosures, definitions and reconciliations in such announcement have not been included in this supplemental financial information.

 The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of March 31, 2009, the Operating Partnership owned or had an ownership interest in 72 regional malls and 20 community shopping centers aggregating approximately 76 million square feet of gross leasable area ("GLA"). These 92 regional malls and community shopping centers are referred to hereinafter as the "Centers", unless the context requires otherwise.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

        This document contains information that constitutes forward-looking statements and includes information regarding expectations regarding the Company's refinancing, development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, economic and business conditions; adverse changes in the real estate markets, including the liquidity of real estate investments; and risks of real estate development, redevelopment, and expansion, including availability, terms and cost of financing, construction delays, environmental and safety requirements, budget overruns, sunk costs and lease-up. Real estate development, redevelopment and expansion activities are also subject to risks relating to the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, and occupancy and other required governmental permits and authorizations and governmental actions and initiatives (including legislative and regulatory changes) as well as terrorist activities which could adversely affect all of the above factors. Furthermore, occupancy rates and rents at a newly completed property may not be sufficient to make the property profitable. The reader is directed to the Company's various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2008 and the Quarterly Reports on Form 10-Q, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events unless required by law to do so.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	3/31/2009	12/31/2008	12/31/2007	12/31/2006
	dollars in thousands except per share data

Closing common stock price per share	$6.26	$18.16	$71.06	$86.57
52 week high	$76.50	$76.50	$103.59	$87.10
52 week low	$5.45	$8.31	$69.44	$66.70
Shares outstanding at end of period
Class A participating convertible preferred units	—	—	2,855,393	2,855,393
Class A non-participating convertible preferred units	193,164	193,164	219,828	287,176
Series A cumulative convertible redeemable preferred stock	—	—	3,067,131	3,627,131
Common shares and partnership units	88,724,277	88,529,334	84,864,600	84,767,432

Total common and equivalent shares/units outstanding	88,917,441	88,722,498	91,006,952	91,537,132

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$7,931,989	$7,926,241	$7,507,559	$6,620,271
Equity market capitalization	556,623	1,611,201	6,466,954	7,924,369

Total market capitalization	$8,488,612	$9,537,442	$13,974,513	$14,544,640

Floating rate debt as a percentage of total debt	23.0%	21.9%	14.8%	20.8%

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units ("NPCPUs")	Total Common and Equivalent Shares/ Units

Balance as of December 31, 2008	11,645,700	76,883,634	193,164	88,722,498

Issuance of stock/partnership units from stock option exercises, restricted stock issuance or other share- or unit-based plans	46,410	148,533	—	194,943

Balance as of March 31, 2009	11,692,110	77,032,167	193,164	88,917,441

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental Funds from Operations ("FFO") Information(a)

	As of March 31,
	2009	2008
	dollars in millions

Straight line rent receivable	$63.8	$55.8

	For the Three Months Ended March 31,
	2009	2008
	dollars in millions

Lease termination fees	$1.9	$2.5

Straight line rental income	$1.6	$2.1

Gain on sales of undepreciated assets	$1.3	$1.6

Amortization of acquired above- and below-market leases (SFAS 141)	$4.1	$4.6

Amortization of debt premiums/(discounts)(b)	$0.3	$(0.8)

Interest capitalized	$6.5	$7.6

(a)
All joint venture amounts included at pro rata.

(b)
Reflects the Company's adoption of FSP APB 14-1 on January 1, 2009.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	For the Three Months Ended 3/31/09	Year Ended 12/31/2008	Year Ended 12/31/2007
	dollars in millions

Consolidated Centers
Acquisitions of property and equipment	$3.2	$87.5	$387.9
Development, redevelopment and expansions of Centers	58.8	446.1	545.9
Renovations of Centers	2.5	8.5	31.1
Tenant allowances	1.6	14.6	28.0
Deferred leasing charges	6.6	22.3	21.6

Total	$72.7	$579.0	$1,014.5

Joint Venture Centers(a)
Acquisitions of property and equipment	$1.2	$294.4	$24.8
Development, redevelopment and expansions of Centers	15.0	60.8	33.5
Renovations of Centers	0.8	3.1	10.5
Tenant allowances	0.8	13.8	15.1
Deferred leasing charges	0.9	5.0	4.2

Total	$18.7	$377.1	$88.1

(a)
All joint venture amounts at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot(a)

	Wholly Owned Centers	Joint Venture Centers	Total Centers

03/31/2009(b)	$419	$459	$440
12/31/2008	$420	$460	$441
12/31/2007(c)	$448	$486	$467

    (a)
    Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional malls.

    (b)
    Due to tenant sales reporting timelines, the data presented is as of February 28, 2009.

    (c)
    Sales per square foot were $467 after giving effect to the Rochester Redemption, including The Shops at North Bridge and excluding the Community/Specialty Centers.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy

Period Ended	Wholly Owned Regional Malls(a)	Joint Venture Regional Malls(a)	Total Regional Malls(a)

03/31/2009	89.4%	90.8%	90.2%
12/31/2008	91.6%	92.8%	92.3%
12/31/2007	92.8%	93.3%	93.1%

Period Ended	Wholly Owned Centers(b)	Joint Venture Centers(b)	Total Centers(b)

03/31/2009	89.1%	90.8%	90.1%
12/31/2008	91.3%	93.1%	92.3%
12/31/2007	92.8%	94.0%	93.5%

    (a)
    Only includes regional malls. Occupancy data excludes space under development and redevelopment.

    (b)
    Includes regional malls and community shopping centers. Occupancy data excludes space under development and redevelopment.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Rent

	Average Base Rent PSF(a)	Average Base Rent PSF on Leases Commencing During the Period(b)	Average Base Rent PSF on Leases Expiring(c)

Wholly Owned Centers
03/31/2009	$42.44	$39.12	$35.49
12/31/2008	$41.39	$42.70	$35.14
12/31/2007	$38.49	$43.23	$34.21
Joint Venture Centers
03/31/2009	$42.68	$49.42	$36.65
12/31/2008	$42.14	$49.74	$37.61
12/31/2007	$38.72	$47.12	$34.87

(a)
Average base rent per square foot is based on Mall and Freestanding Store GLA for spaces 10,000 square feet and under, occupied as of the applicable date, for each of the Centers owned by the Company. Leases for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Years 2007 and 2008. Leases for The Market at Estrella Falls and Santa Monica Place were excluded for Year 2008 and the three months ended March 31, 2009.

(b)
The average base rent per square foot on lease signings commencing during the period represents the actual rent to be paid during the first twelve months for tenants 10,000 square feet and under. Lease signings for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Years 2007 and 2008. Lease signings for The Market at Estrella Falls and Santa Monica Place were excluded for Year 2008 and the three months ended March 31, 2009.

(c)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent, on a cash basis, for all tenant leases 10,000 square feet and under expiring during the year. Leases for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Years 2007 and 2008. Leases for The Market at Estrella Falls and Santa Monica Place were excluded for Year 2008 and the three months ended March 31, 2009.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For Years Ended December 31,
	2008	2007	2006

Wholly Owned Centers
Minimum rents	8.9%	8.0%	8.1%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(a)	4.4%	3.8%	3.7%

Total	13.7%	12.2%	12.2%

	For Years Ended December 31,
	2008	2007	2006

Joint Venture Centers
Minimum rents	8.2%	7.3%	7.2%
Percentage rents	0.4%	0.5%	0.6%
Expense recoveries(a)	3.9%	3.2%	3.1%

Total	12.5%	11.0%	10.9%

(a)
Represents real estate tax and common area maintenance charges.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Summarized Balance Sheet Information

	March 31, 2009	December 31, 2008	December 31, 2007
	dollars in thousands

Cash and cash equivalents	$79,536	$66,529	$85,273
Pro rata cash and cash equivalents on unconsolidated entities	44,612	91,103	56,194
Investment in real estate, net (a)	6,381,085	6,371,319	6,187,473
Investment in unconsolidated entities	1,046,947	1,094,845	785,643
Total assets	8,035,504	8,090,435	7,937,097
Mortgage and notes payable (b)	5,985,360	5,940,418	5,703,180
Pro rata share of debt on unconsolidated entities	2,013,570	2,017,705	1,820,411

(a)
Includes construction in process of $605,925 at March 31, 2009, $600,773 at December 31, 2008 and $442,670 at December 31, 2007.

(b)
Reflects the Company's adoption of FSP APB 14-1 on January 1, 2009.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company's pro rata share)

	As of March 31, 2009
	Fixed Rate	Variable Rate(a)	Total
	dollars in thousands

Consolidated debt	$4,292,894	$1,625,525	$5,918,419
Unconsolidated debt	1,815,075	198,495	2,013,570

Total debt	$6,107,969	$1,824,020	$7,931,989
Weighted average interest rate	5.99%	2.39%	5.16%
Weighted average maturity (years)			3.37

(a)
Excludes swapped floating rate debt. Swapped debt is included in the fixed debt category.

 The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date

	As of March 31, 2009
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate (a)	Fixed	Floating	Total Debt Balance (a)
I. Consolidated Assets:
Carmel Plaza (b)	05/01/09	8.18%	$25,679	$—	$25,679
Paradise Valley Mall (c)	05/01/09	5.89%	20,009	—	20,009
Northridge Mall (d)	07/01/09	4.94%	79,280	—	79,280
Macerich Partnership Line of Credit (e)	04/25/10	6.23%	400,000	—	400,000
Macerich Partnership Term Loan (f)	04/26/10	6.50%	444,375	—	444,375
Vintage Faire Mall	09/01/10	7.92%	63,052	—	63,052
Santa Monica Place	11/01/10	7.79%	77,567	—	77,567
Valley View Center	01/01/11	5.81%	125,000	—	125,000
Danbury Fair Mall	03/10/11	4.64%	168,187	—	168,187
Shoppingtown Mall	05/11/11	5.01%	42,622	—	42,622
Capitola Mall	05/15/11	7.13%	37,014	—	37,014
Freehold Raceway Mall	07/07/11	4.68%	170,159	—	170,159
Pacific View	08/31/11	7.25%	80,491	—	80,491
Pacific View	08/31/11	7.00%	6,506	—	6,506
Rimrock Mall	10/01/11	7.56%	41,979	—	41,979
Prescott Gateway	12/01/11	5.86%	60,000	—	60,000
Hilton Village	02/01/12	5.27%	8,552	—	8,552
The Macerich Company—Convertible Senior Notes (g)	03/15/12	5.41%	636,728	—	636,728
Tucson La Encantada	06/01/12	5.84%	78,000	—	78,000
Chandler Fashion Center	11/01/12	5.20%	99,803	—	99,803
Chandler Fashion Center	11/01/12	6.00%	65,847	—	65,847
Towne Mall	11/01/12	4.99%	14,241	—	14,241
Deptford Mall	01/15/13	5.41%	172,500	—	172,500
Queens Center	03/01/13	7.72%	130,000	—	130,000
Queens Center	03/31/13	7.00%	212,269	—	212,269
Greeley—Defeasance	09/01/13	6.34%	26,865	—	26,865
FlatIron Crossing	12/01/13	5.26%	183,348	—	183,348
Great Northern Mall	12/01/13	5.11%	39,404	—	39,404
Fiesta Mall	01/01/15	4.98%	84,000	—	84,000
Fresno Fashion Fair	08/01/15	6.76%	168,960	—	168,960
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
South Towne Center	11/05/15	6.75%	89,656	—	89,656
Valley River Center	02/01/16	5.60%	120,000	—	120,000
Salisbury, Center at	05/01/16	5.83%	115,000	—	115,000
Deptford Mall	06/01/16	6.46%	15,592	—	15,592
Chesterfield Towne Center	01/01/24	9.07%	53,690	—	53,690
South Plains Mall	03/01/29	9.49%	57,438	—	57,438
Wilton Mall (h)	11/01/29	4.79%	42,081	—	42,081

Total Fixed Rate Debt for Consolidated Assets		6.06%	$4,292,894	$—	$4,292,894

La Cumbre Plaza	08/09/09	1.94%	$—	$30,000	$30,000
Promenade at Casa Grande (i)	08/16/09	1.98%	—	49,901	49,901
Panorama Mall	02/28/10	1.62%	—	50,000	50,000
Macerich Partnership Line of Credit	04/25/10	1.78%	—	758,500	758,500
Cactus Power Center (j)	03/14/11	1.85%	—	349	349
Twenty Ninth Street	03/25/11	5.45%	—	106,575	106,575
Victor Valley, Mall of	05/06/11	2.37%	—	100,000	100,000
Westside Pavilion	06/05/11	3.14%	—	175,000	175,000
SanTan Village Regional Center (k)	06/13/11	3.27%	—	108,444	108,444
Oaks, The	07/10/11	2.55%	—	165,000	165,000
Oaks, The	07/10/11	3.26%	—	81,756	81,756

Total Floating Rate Debt for Consolidated Assets		2.46%	$—	$1,625,525	$1,625,525

Total Debt for Consolidated Assets		5.07%	$4,292,894	$1,625,525	$5,918,419

II. Unconsolidated Assets (At Company's pro rata share):
North Bridge, The Shops at (50%) (l)	07/01/09	4.67%	$102,633	$—	$102,633
Redmond Office (51%) (m)	07/10/09	6.77%	30,872	—	30,872
Redmond Retail (51%)	08/01/09	4.81%	35,965	—	35,965
Corte Madera, The Village at (50.1%)	11/01/09	7.75%	31,907	—	31,907
Ridgmar (50%)	04/11/10	6.11%	28,700	—	28,700
Kitsap Mall/Place (51%)	06/01/10	8.14%	28,683	—	28,683
Cascade (51%)	07/01/10	5.28%	19,694	—	19,694

	As of March 31, 2009
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate (a)	Fixed	Floating	Total Debt Balance (a)
Stonewood Mall (51%)	12/11/10	7.44%	$37,130	$—	$37,130
Inland Center (50%)	02/11/11	4.69%	27,000	—	27,000
Arrowhead Towne Center (33.3%)	10/01/11	6.38%	25,862	—	25,862
SanTan Village Power Center (34.9%)	02/01/12	5.33%	15,705	—	15,705
NorthPark Center (50%)	05/10/12	5.96%	91,763	—	91,763
NorthPark Center (50%)	05/10/12	8.33%	40,965	—	40,965
NorthPark Land (50%)	05/10/12	8.33%	39,568	—	39,568
Kierland Greenway (24.5%)	01/01/13	6.02%	15,345	—	15,345
Kierland Main Street (24.5%)	01/02/13	4.99%	3,739	—	3,739
Scottsdale Fashion Square (50%)	07/08/13	5.66%	275,000	—	275,000
Tysons Corner Center (50%)	02/17/14	4.78%	164,931	—	164,931
Lakewood Mall (51%)	06/01/15	5.43%	127,500	—	127,500
Broadway Plaza (50%)	08/15/15	6.12%	74,481	—	74,481
Chandler Festival (50%)	11/01/15	6.39%	14,850	—	14,850
Chandler Gateway (50%)	11/01/15	6.37%	9,450	—	9,450
Washington Square (51%)	01/01/16	6.04%	127,246	—	127,246
Eastland Mall (50%)	06/01/16	5.80%	84,000	—	84,000
Empire Mall (50%)	06/01/16	5.81%	88,150	—	88,150
Granite Run (50%)	06/01/16	5.84%	58,911	—	58,911
Mesa Mall (50%)	06/01/16	5.82%	43,625	—	43,625
Rushmore (50%)	06/01/16	5.82%	47,000	—	47,000
Southern Hills (50%)	06/01/16	5.82%	50,750	—	50,750
Valley Mall (50%)	06/01/16	5.85%	22,937	—	22,937
West Acres (19%)	10/01/16	6.41%	12,737	—	12,737
Biltmore Fashion Park (50%) (n)	07/10/29	4.70%	36,148	—	36,148
Wilshire Building (30%)	01/01/33	6.35%	1,828	—	1,828

Total Fixed Rate Debt for Unconsolidated Assets		5.83%	$1,815,075	$—	$1,815,075

Superstition Springs Center (33.3%)	09/09/09	0.93%	—	22,498	22,498
Camelback Colonnade (75%)	10/09/09	1.42%	—	31,125	31,125
Metrocenter Mall (15%)	02/09/10	6.05%	—	16,800	16,800
Metrocenter Mall (15%)	02/09/10	4.01%	—	3,240	3,240
Desert Sky Mall (50%)	03/04/10	1.66%	—	25,750	25,750
Kierland Tower Lofts (15%)	11/18/10	3.57%	—	1,597	1,597
Boulevard Shops (50%)	12/17/10	1.43%	—	10,700	10,700
Chandler Village Center (50%)	01/15/11	1.64%	—	8,643	8,643
Market at Estrella Falls (35.1%)	06/01/11	2.65%	—	11,842	11,842
Los Cerritos Center (51%)	07/01/11	1.20%	—	66,300	66,300

Total Floating Rate Debt for Unconsolidated Assets		1.86%	$—	$198,495	$198,495

Total Debt for Unconsolidated Assets		5.44%	$1,815,075	$198,495	$2,013,570

Total Debt		5.16%	$6,107,969	$1,824,020	$7,931,989

Percentage to Total			77.00%	23.00%	100.00%

(a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method.The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.
(b)
The Company is currently in negotiations to extend this loan.
(c)
This loan was paid off in full on May 1, 2009.
(d)
The Company has received a commitment for an eighteen month extension of this loan for $72.0 million at a fixed rate of 7.50%.
(e)
This debt has an interest rate swap agreement which effectively fixed the interest rate from September 12, 2006 to April 25, 2011.
(f)
This debt has an interest rate swap agreement which effectively fixed the interest rate from December 1, 2005 to April 15, 2010.
(g)
These convertible senior notes were issued on 3/16/07 in an aggregate amount of $950.0 million. The above table includes the unamortized discount of $33.6 million and the annual interest rate represents the effective interest rate, including the discount. In the first quarter of 2009, the Company retired $56.8 million of the notes. Additionally, as a result of the adoption of FSP APB 14-1 on January 1, 2009, the Company retrospectively allocated $71.1 million of the initial loan proceeds to equity.
(h)
On November 1, 2009, the interest rate on this loan will increase to 11.08% through maturity.
(i)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 51.3%.
(j)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 53.0%.
(k)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.9%.
(l)
The Company's joint venture has received a commitment for a $205.0 million refinancing for 7 years at a fixed rate of 7.5%, which is expected to close in June 2009.
(m)
The Company's joint venture has received a commitment for a $62.0 million refinancing for 5 years at a fixed rate of 7.5%, which is expected to close in May 2009.
(n)
On July 10, 2009, the interest rate on this loan will increase to 9.68% through maturity.

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
2009 SUMMARY OF FINANCING ACTIVITY (at Company's pro rata share)

Center/Entity (dollars in thousands)	Maturity Date	Total Debt Maturing in 2009 (Balance as of 3/31/09)	Less Debt with Extension Options	Debt refinanced or to be refinanced in 2009	Estimated New Proceeds(a)	Estimated Net Proceeds Over Existing Loan Amount
2009 closed financings/commitments:
Queens Center (b)	03/01/13	$88,651		$88,651	$130,000	$41,349
Redmond Office (51%) (c)	07/10/09	30,872		30,872	31,620	748
North Bridge, The Shops at (50%) (d)	07/01/09	102,633		102,633	102,500	(133)
Northridge Mall (e)	07/01/09	79,280		79,280	72,000	(7,280)
Twenty Ninth Street (f)	03/25/11	115,000		115,000	115,000	—
Washington Square (51%) (g)	01/01/16	64,261		64,261	127,500	63,239

Subtotal—closed or committed:				480,697	578,620	97,923
2009 remaining loans maturing:
Carmel Plaza	05/01/09	25,679		25,679	25,000	(679)
Corte Madera, The Village at (50.1%)	11/01/09	31,907		31,907	44,500	12,593
La Cumbre Plaza	08/09/09	30,000		30,000	21,400	(8,600)
Paradise Valley Mall (h)	05/01/09	20,009		20,009	90,000	69,991
Redmond Retail (51%)	08/01/09	35,965		35,965	36,000	35

Subtotal—remaining 2009 maturities				143,560	216,900	73,340
Expected fundings under existing loans and new construction loans:
Los Cerritos Center (51%) (i)				—	35,000	35,000
Northgate Mall (j)				—	50,000	50,000
The Oaks				—	20,000	20,000
2009 remaining maturities with extension options:
Camelback Colonnade (75%) (k)	10/09/09	31,125	31,125	—	—	—
Promenade at Casa Grande (51.3%) (k)	08/16/09	49,901	49,901	—	—	—
Superstition Springs Center (33.3%) (k)	09/09/09	22,498	22,498	—	—	—

Total / Average		$727,781	$103,524	$624,257	$900,520	$276,263

(a)
Much of this information is estimated and may change from time to time. See the Company's Forward Looking Statements disclosure on page 1 for factors that may effect the information provided in this table.

(b)
The Company refinanced this loan on a portion of Queens Center on February 1, 2009 with a new loan for $130 million at a fixed rate of 7.50% that matures 3/1/2013.

(c)
The Company's joint venture has received a commitment for a $62 million refinancing for 5 years at a fixed rate of 7.50%, which is expected to close in May 2009.

(d)
The Company's joint venture has received a commitment for a $205 million refinancing for 7 years at a fixed rate of 7.50%, which is expected to close in June 2009.

(e)
The Company has received a commitment for an 18 month extension of this loan for $72 million at a fixed rate of 7.50%.

(f)
The Company refinanced this loan on March 25, 2009 for $115 million for two years with a one-year extension option at a floating rate of LIBOR + 3.40% with an all-in interest rate floor of 5.25%.

(g)
The Company's joint venture refinanced this loan on December 10, 2008 with a new loan for $250 million at a fixed rate of 6.0% that matures 1/1/2016.

(h)
The Company repaid the existing debt totaling $20.0 million on May 1, 2009

(i)
This anticipates the exercise of an accordion funding from the existing mortgage.

(j)
This anticipates a new development financing totaling approximately $75 million.

(k)
These loans have extension options that have not yet been exercised by the Company's joint ventures.

  The Macerich Company
  Supplemental Financial and Operating Information (Unaudited)
  2010 SUMMARY OF FINANCING ACTIVITY (at Company's pro rata share)

Center/Entity (dollars in thousands)	Maturity Date	Total Debt Maturing in 2010 (Balance as of 3/31/09)	Less Debt with Extension Options	Net Debt Maturing in 2010	Estimated New Proceeds(a)	Estimated Net Proceeds Over Existing Loan Amount
2010 loans maturing:
Boulevard Shops (50%)	12/17/10	$10,700		$10,700	$10,500	($200)
Camelback Colonnade (75%)	10/09/10	31,125		31,125	39,000	7,875
Cascade Mall (51%)	07/01/10	19,694		19,694	20,000	306
Kierland Tower Lofts (15%)	11/18/10	1,597		1,597	—	(1,597)
Kitsap Mall/Place (51%)	06/01/10	28,683		28,683	29,000	317
Metrocenter Mall (15%)	02/09/10	20,040		20,040	9,000	(11,040)
Ridgmar (50%)	04/11/10	28,700		28,700	24,000	(4,700)
Santa Monica Place	11/01/10	77,567		77,567	186,000	108,433
Stonewood Mall (51%)	12/11/10	37,130		37,130	60,000	22,870
Vintage Faire Mall	09/01/10	63,052		63,052	146,000	82,948
Expected fundings under existing development loans:
Northgate Mall				—	25,000	25,000
The Oaks				—	40,000	40,000
2010 loans with extension options:
Desert Sky Mall (50%)	03/04/10	25,750	25,750	—	—	—
Panorama Mall	02/28/10	50,000	50,000	—	—	—
Promenade at Casa Grande (51.3%)	08/16/10	49,901	49,901	—	—	—
Superstition Springs Center (33.3%)	09/09/10	22,498	22,498	—	—	—

Total / Average Property Secured Loans		$466,437	$148,149	$318,288	$588,500	$270,212

Macerich Partnership—Line of Credit	04/26/10	1,158,500	1,158,500	—
Macerich Partnership—Term Loan (b)	04/26/10	444,375		444,375

(a)
Much of this information is estimated and may change from time to time. See the Company's Forward Looking Statements disclosure on page 1 for factors that may effect the information provided in this table.

(b)
The Company anticipates repaying this term loan with a combination of cash generated from operations and other liquidity events.

The Macerich Company
Supplemental Financial and Operating Information
Development Pipeline Forecast
as of March 31, 2009

								Placed in Service	Estimated Year Placed in Service (a)
								2008	2009	2010
					Estimated Pro rata Project Cost (a)	Estimated Completion Date (a)
Property	Project Type	Estimated Project Size (a)	Estimated Total Project Cost (a)	Ownership %			Pro rata Spent to Date as of 3-31-09	Pro rata Cost	Pro rata Cost	Pro rata Cost
			(dollars in thousands)		(dollars in thousands)		(dollars in thousands)
REDEVELOPMENT
Scottsdale Fashion Square	Expansion—Barneys New York	170,000	$143,000	50%	$71,500	2009/2010	$44,000		$60,775	$10,725
The Oaks	Expansion and Nordstrom	97,288	235,000	100%	235,000	2008/2009	216,000	$170,000	65,000
FlatIron Crossing	Redevelopment—Former Lord & Taylor	100,000	17,000	100%	17,000	2009/2010	10,000		14,000	3,000
Northgate Mall	New Retail Development	725,000	79,000	100%	79,000	2009/2010	33,000		50,000	29,000
Santa Monica Place	New Mall Development	550,000	265,000	100%	265,000	2010	88,000			265,000
Fiesta Mall	Anchor Replacement	110,000	50,000	100%	50,000	2009	42,000		50,000
Lakewood Mall	Anchor Addition—Costco	160,000	23,000	51%	11,730	2009	12,000		11,730
Los Cerritos	Anchor Expansion—Nordstrom	36,500	56,000	51%	28,560	2010	9,000			28,560

TOTAL		1,948,788	$868,000		$757,790		$453,730	$170,000	$251,505	$336,285
LESS COSTS INCURRED THROUGH 3-31-09								$170,000	$186,730	$97,000

NET COSTS REMAINING TO BE INCURRED								$—	$64,775	$239,285

NOTES

(a)—Much of this information is estimated and may change from time to time. See the Company's Forward Looking Statements disclosure on page 1 for factors that may effect the information provided in this table.

QuickLinks

  Exhibit 99.2
The Macerich Company Supplemental Financial and Operating Information Table of Contents
The Macerich Company Supplemental Financial and Operating Information Overview
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Information and Market Capitalization
The Macerich Company Supplemental Financial and Operating Information (unaudited) Changes in Total Common and Equivalent Shares/Units
The Macerich Company Supplemental Financial and Operating Information (unaudited) Supplemental Funds from Operations ("FFO") Information(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Expenditures
The Macerich Company Supplemental Financial and Operating Information (unaudited) Sales Per Square Foot(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Occupancy
The Macerich Company Supplemental Financial and Operating Information (unaudited) Rent
The Macerich Company Supplemental Financial and Operating Information (unaudited) Cost of Occupancy
The Macerich Company Supplemental Financial and Operating Information (unaudited) Summarized Balance Sheet Information
The Macerich Company Supplemental Financial and Operating Information (unaudited) Debt Summary (at Company's pro rata share)
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Outstanding Debt by Maturity Date